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                                                                   EXHIBIT 23(b)

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 30, 1997 (except for Note 19, as to which the date is October 1, 1997) in Amendment No. 3 to the Registration Statement (Form S-3 No. 333-37085) and related Prospectus of Gleason Corporation for the registration of 500,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

Syracuse, New York

December 2, 1997